UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2018

Energy XXI Gulf Coast, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38019	20-4278595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1021 Main Street, Suite 2626
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 351-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed by Energy XXI Gulf Coast, Inc., a Delaware corporation (“EGC”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 18, 2018, EGC entered into an Agreement and Plan of Merger (the “Merger Agreement”) on June 18, 2018 with MLCJR LLC (“Cox”), a Texas limited liability company and an affiliate of Cox Oil LLC, and YHIMONE, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Cox (“Merger Sub”). Upon the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into EGC (the “Merger”) and the separate existence of Merger Sub will cease with EGC continuing as the surviving corporation and as a wholly-owned subsidiary of CEXXI, Inc., a Delaware corporation and direct wholly owned subsidiary of Cox.

As previously disclosed by EGC in its Current Report on Form 8-K filed with the SEC on September 6, 2018, EGC’s stockholders approved the Merger at the special meeting of stockholders held on September 6, 2018 (“Stockholder Approval”).

On September 9, 2018, EGC, Parent and Merger Sub entered into an Amendment No. 1 to Agreement and Plan of Merger (the “First Amendment”) to provide for an extension of the closing date of the Merger until October 10, 2018. The First Amendment provides that EGC, Cox and Merger Sub have agreed that Cox and Merger Sub cannot refuse to consummate the Merger because of events occurring on or after September 10, 2018 that would otherwise cause an EGC material adverse effect or that would cause EGC’s representations to cease to be true at closing.

A copy of the First Amendment is attached hereto as Exhibit 2.1 and incorporated herein by reference. This summary of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment.

Item 8.01.	Other Events.

On September 10, 2018, EGC issued a press release announcing that it had entered into the First Amendment. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of EGC under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.  The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger among MLCJR LLC, YHIMONE, Inc. and Energy XXI Gulf Coast, Inc., dated as of September 9, 2018.
99.1	Press Release of Energy XXI Gulf Coast, Inc. dated September 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2018	By:	/s/ Douglas E. Brooks
Douglas E. Brooks
Chief Executive Officer and President